UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A

       Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934

                       (Amendment No. 1)



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12



                      JLM Couture, Inc.
-------------------------------------------------------------
   (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


                        JLM COUTURE, INC.
                    (a Delaware Corporation)

                 Notice of 2003 Annual Meeting
                   of Shareholders to be held
             at 10:00 A.M. on October 28, 2003


To the Shareholders of
JLM COUTURE, INC.:

   NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on October 28, 2003 at 10:00 A.M. at the Company's offices, located at 525 Seventh Avenue, Suite 1703, New York, NY 10018, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

  1. To elect two Class II Directors to hold office for three years and until the 2006 Annual Meeting of Shareholders at which their term expires or until their successors have been duly elected and qualify;

 2.   To approve the adoption of the 2003 Stock Incentive Plan;

 3. To ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for its fiscal year ending October 30, 2003; and

 4. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed August 22, 2003, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

  A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from October 14, 2003 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

  Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                        By Order of the Board of Directors

                        /s/Joseph E. O'Grady

                        Joseph E. O'Grady, Secretary

 Date:   September 2, 2003

  Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 2002 should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.



                       JLM COUTURE, INC.

                 525 Seventh Avenue, Suite 1703
                       New York, NY 10018


                        Proxy Statement

  The enclosed proxy is solicited by the management of JLM
Couture, Inc. (the "Company") in connection with the 2003 Annual Meeting of Shareholders (the "Meeting") to be held on October 28, 2003 at 10:00 A.M. at the Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournment thereof. The Board of Directors (the "Board") has set August 22, 2003 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

  The proxy will be voted in accordance with your directions as to:

  (1) The election of two Class II Directors to hold office for three years and until the 2006 Annual Meeting of Shareholders at which their term expires or until their successors have been duly elected and qualify;

  (2)  The approval of the adoption of the 2003 Stock Incentive
Plan;

 (3)  The ratification of the appointment of Goldstein Golub
Kessler LLP ("GGK") as the Company's independent auditors for its fiscal year ending October 30, 2003; and

  (4) The transaction of such other business as may properly come before the Meeting.

  In the absence of direction, the proxy will be voted in favor of management's proposals.

  The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2002 ("Fiscal 2002")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

  Only shareholders of record of the Company's 1,903,360 shares of Common Stock (the "Common Stock") outstanding at the close of business on August 22, 2003 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. All shares of our Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 2, 2003. The mailing address of the Company's principal executive offices is 525 Seventh Avenue, Suite 1703, New York, NY 10018.


PROPOSAL ONE.  ELECTION OF CLASS II DIRECTORS

  The Company's By-laws require the Company to have five or less directors. The number of directors is set by the Board and was increased from three to four on August 12, 2003. The Board is divided into three classes of directors. Each class currently consists of one director. Class II, whose term expires at the Meeting, consists of Daniel M. Sullivan; Class I, whose term expires in 2005, consists of Joseph E. O'Grady; and Class III, whose term expires in 2004, consists of Joseph L. Murphy. At the Meeting, due to the increase of the size of the Board, two directors will be elected to fill the term of the Class II directors. Mr. Sullivan who is running for reelection, and Mr. Keith Cannon are the nominees for election at the Meeting. If elected, Messrs. Sullivan and Cannon will serve for terms expiring at the 2006 Annual Meeting of Shareholders.

  The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of Messrs. Sullivan and Cannon as Class II Directors unless indication is made on your proxy card that your vote should be withheld from either or both of the nominees.

  The Board of Directors unanimously recommends a vote FOR the election of these nominees as Directors.

  The following table sets forth certain information as to the persons nominated for election as a director of the Company and for those directors whose terms of office will continue after the
Meeting:

     Nominees For Directors Whose Terms Expire in 2006:
        -------------------------------------------------


                            Position with            Director
Name                Age     the Company              Since
----                ---     -------------            -------

Keith Cannon         63            -                      -

Daniel M. Sullivan   79     Chairman of the          September 1986
                            Board of Directors



  Keith A. Cannon, a nominee for election as a director of the Company, is currently a registered representative for Wilson-Davis & Co., Inc., a broker-dealer based in Salt Lake City, Utah. For the past ten years, he has acted in this capacity and resided in Oceanside, California. Mr. Cannon also serves as member of the Board of Directors and Audit Committee of the following public companies:
Elamex S.A. de C.V., Global e-Point, Inc., M.B.A. Holdings, Inc. and Montgomery Realty Group, Inc. He has been engaged in various capacities in the investments business for the past 35 years.

  Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.


      Directors Whose Terms Continue After the Meeting:
         ------------------------------------------------

                            Position with            Director
Name                Age     the Company              Since
----                ---     -------------            --------


Joseph E. O'Grady    81     Secretary and Director   February 1991


Joseph L. Murphy     48     Chief Executive          April 1986
                            and Financial Officer,
                            Director

  Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, NY. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

  Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

  During Fiscal 2002, the Board met informally. It acted three times by unanimous written consent.


OTHER EXECUTIVE OFFICERS


                              Position with        Position
Name                Age       the Company          Held Since
----                ---       -------------        ----------


Mark Murphy         38        Vice President-       May 1993
                              Operations

Jerrold Walkenfeld  46        Principal Accounting  June 2002
                              Officer


  Mark Murphy was appointed Vice President - Operations in May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.

  Jerrold Walkenfeld, Principal Accounting Officer, commenced employment with the Company in June 2002. Since 1995 until his employment by the Company in June 2002, he was engaged by the Company as an outside consultant to render financial and accounting services for the Company. For more than the past five years, Mr. Walkenfeld has maintained an independent accounting practice. Mr. Walkenfeld is a certified public accountant.



COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1934.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2002, Mr. Walkenfeld failed to file an Initial Report of Beneficial Ownership on Form 3 on a timely basis. Such Form 3 has since been filed with the SEC.

AUDIT AND COMPENSATION COMMITTEE

  During Fiscal 2002, the Audit and Compensation Committee (the
"Audit Committee") consisting of Messrs. O'Grady and Sullivan met once.

AUDIT COMMITTEE REPORT

  The Audit Committee consists of a majority of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit
Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

  The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2002 with management and with the Company's independent auditors, Goldstein Golub Kessler LLP ("GGK"). The Audit Committee has discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2002 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2002 for filing with the Securities and Exchange Commission.

  Submitted by the members of the Audit Committee:


                                          Joseph E. O'Grady
                                          Daniel M. Sullivan


AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

  Audit fees billed to the Company by GGK during Fiscal 2002 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $67,000. The Company did not engage GGK to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2002. The Company did not engage GGK during Fiscal 2002 for any other non-audit services.


  EXECUTIVE COMPENSATION

  The following table sets forth the compensation the Company paid for its fiscal years ended October 31, 2002, 2001 and 2000 to its Chief Executive Officer and to each of its other executive officers whose compensation exceeded $100,000 on an annual basis.


                       SUMMARY COMPENSATION TABLE
                       --------------------------


Name and                Annual Com-  Other          Long Term      Other
Principal        Fiscal pensation    Annual Com-    Compensation/  Compen-
Position         Year   Salary ($)   pensation ($)  Options        ation($)
---------        ------ -----------  -------------  -------------  --------

Joseph L.        2002    325,000     202,807          100,000        37,009
Murphy,          2001    325,000      57,640             -            9,526
President        2000    302,083      65,430             -            8,616
and Chief
Executive
Officer


Mark Murphy,     2002     97,243       5,000           12,000          -
Vice President
Operations


Jerrold          2002     90,921      13,920             -             -
Walkenfeld,
Principal
Accounting
Officer



EMPLOYMENT AGREEMENT

  Mr. Joseph L. Murphy has an employment agreement (the "Agreement") with the Company which provides for a base salary of $325,000 per year. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. On August 14, 2001, the Board amended the Agreement to extend the term of Mr. Murphy's employment until May 19, 2006 and to award Mr. Murphy 200,000 restricted shares of Common Stock as additional compensation for services rendered and to be rendered pursuant to the Agreement. During Fiscal 2002, the Company also granted Mr. Murphy a one-time bonus of $100,000 to compensate him for taxes incurred due to the stock bonus referred to above.


STOCK OPTION PLAN

  On August 26, 1996, the Company adopted a stock option plan
(the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's shareholders approved the amendment to the 1996 Plan in October 1998. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.


            AGGREGATED OPTION EXERCISES IN LAST FISCAL
           YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES


                                                    Value of
                                                    Unexercised
                                    Number          In-the-Money
                                    Of Unexercised  Options
                                    Options         At FYE
         Shares                     At FYE          Acquired ($)
         Acquired      Value        Exercisable/    Exercisable/
Name     On Exercise   Realized(1)  Unexercisable   Unexercisable (1)
----     -----------   -----------  -------------   -----------------

Joseph L.         -         -    200,000(2)/100,000  51,500(2)/72,000
Murphy

Mark              -         -             0/12,000            0/8,640
Murphy

Joseph E.         -         -         5,000/22,000        5,350/19,340
O'Grady

Daniel M.         -         -         5,000/22,000        5,350/19,340
Sullivan

___________________

<FN1>
(1) Represents fair market value of Common Stock at October 31, 2002 of $2.82 as reported by Nasdaq, less the exercise price.

<FN2>
(2) Subsequent to FYE, on February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus the exercise price of such options.


COMPENSATION OF DIRECTORS

  Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 2002, Mr. Sullivan received $30,000 and Mr. O'Grady received $44,356 as director fees.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


  The following table sets forth as of August 14, 2003, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                           Number of           Percent of
Names and Address          Shares Owned (1)    Outstanding Shares
-----------------          ----------------    ------------------

Joseph L. Murphy              704,858(2)(3)          36.55%
225 West 37th Street
New York, NY 10018

Daniel M. Sullivan             90,599(2)              4.74%
225 West 37th Street
New York, NY 10018

Joseph E. O'Grady              22,666(2)              1.19%
225 West 37th Street
New York, NY 10018

FMR Corp.                     197,100(4)             10.24%
82 Devonshire Street
Boston, MA 02109

Carl Seaman                   281,666(5)             14.80%
12 The Poplars
Roslyn, NY 11576

All directors and
  officers as a
  group (5 persons)           845,180(2)             42.93%
_______________

<FN1>
(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

<FN2>
(2) Includes 25,000, 8,000, 8,000 and 44,000 shares for Messrs.
    Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $1.97 per share.

<FN3>
(3) 148,331 of these shares are pledged to a bank to secure a personal loan.

<FN4>
(4) Based on information furnished to the Company on Schedule
    13G/A dated February 14, 2002.

<FN5>
(5) Based on information furnished to the Company on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr.
    Seaman.

  The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company. $270,000 of this note currently remains unpaid. Interest is current through February 22, 2003 and the annual principal payment of $45,000 due on December 22, 2002 was paid. On October 16, 2000, the Company lent $29,000 to Mr. Joseph L. Murphy for personal reasons. Interest on this second loan was payable monthly at a rate of 7% per annum and principal payments were to be made in accordance with the terms of a promissory note between Mr. Murphy and the Company. This note was repaid in full by Mr. Murphy in August 2002.

  Subsequent to FYE, on February 24, 2003, the Company and Mr. Murphy agreed to cancel 200,000 of Mr. Murphy's exercisable options upon payment of $200,000 to Mr. Murphy. On that date, this payment represented an imputed discount of approximately 16% from the closing price of the Common Stock as reported by NASDAQ minus their exercise price of such options.


                           PROPOSAL 2

            ADOPTION OF 2003 STOCK INCENTIVE PLAN

BACKGROUND

In light of the recent adoption of new rules for companies registered for trading on the Nasdaq Stock Market for the granting of options to purchase shares of Common Stock or the issuance of shares of Common Stock as incentives or compensation for performance, our Board of Directors approved the adoption of the 2003 Stock Incentive Plan (the "Plan") effective August 12, 2003, in substantially the form attached hereto as Appendix B subject to the approval of the Plan by the shareholders at the 2003 Annual Meeting of Shareholders. Awards may be granted under the Plan on and after its effective date (August 12, 2003), provided the shareholders approve the Plan by no later than August 12, 2013. The discussion that follows is qualified in its entirety by reference to the Plan.

The maximum number of shares that may be issued pursuant to awards granted under the Plan may not exceed the sum of (a) 500,000 shares, plus (b) any shares of Common Stock (1) remaining available for issuance as of the effective date of the Plan under the Company's 1996 Stock Option Plan and any other stock incentive plans maintained by the Company (collectively, the "Prior Plans"), and/or (2) subject to an award granted under a Prior Plan, which awards are forfeited, cancelled, terminated, expire or lapse for any reason, and the Board has reserved such number of shares for this purpose. Of that amount, the maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of incentive stock options (described below) is 500,000, and no participant may be granted awards in any 12-month period for more than 100,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of award). The following will not be included in calculating the share limitations set forth above: (a) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (b) awards which by their terms are settled in cash, (c) shares and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted as the result of a merger, consolidation, or acquisition of the employing company (or an affiliate) pursuant to which it is merged with the Company or becomes a related entity of the Company, (d) any shares subject to an award under the Plan or Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason, and (e) any shares surrendered by a participant or withheld by the Company to pay the option price for an option or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the Plan, a participant pays such option price or satisfies such tax withholding by either tendering previously owned shares or having the Company withhold shares.

One employee of the Company, Lazaro Perez, has received a grant of 49,950 restricted shares pursuant to his employment agreement with the Company, which will be issued subject to adoption of the Plan by the shareholders.

The number of shares reserved for issuance under the Plan and the terms of awards may be adjusted in the event of an adjustment in the capital stock structure of the Company or a related entity (due to a merger, stock split, stock dividend or similar event). On August 12, 2003, the closing sales price of the Common Stock as reported on The Nasdaq SmallCap Market was $4.98 per share.

PURPOSE AND ELIGIBILITY

The purpose of the Plan is to encourage and enable selected employees, directors and independent contractors of the Company and related entities to acquire or increase their holdings of Common Stock and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, thereby further stimulating their efforts to enhance the Company's efficiency, soundness, profitability, growth and shareholder value. At this time, approximately 73 employees and three directors are eligible to participate in the Plan.

The purpose will be carried out by the granting of benefits ("awards") to selected participants. Awards which may be granted under the Plan include incentive stock options ("incentive options") and nonqualified stock options ("nonqualified options") (collectively, "options"); stock appreciation rights ("SARs"); restricted awards ("restricted awards") in the form of restricted stock awards ("restricted stock awards") and restricted stock units ("restricted stock units"); and performance awards ("performance awards") in the form of performance shares ("performance shares") and performance units ("performance units"). The material terms of each type of award are discussed below. See "Awards."

ADMINISTRATION; AMENDMENT AND TERMINATION

The Plan will be administered by the Board of Directors, or upon its delegation, by the Audit and Compensation Committee of the Board. The Board of Directors and the Audit and Compensation Committee are referred to in this discussion collectively as the "Administrator." Under the terms of the Plan, the Administrator has full and final authority to take any action with respect to the Plan, including, without limitation, the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares, if any, of Common Stock subject to an award, and the terms, conditions, restrictions and limitations of an award; (b) prescribe the form or forms of agreements related to awards granted under the Plan; (c) establish, amend and rescind rules and regulations for the administration of the Plan; and (d) construe and interpret the Plan, awards and award agreements made under the Plan, establish and interpret rules and regulations for administering the Plan and make all other determinations deemed necessary or advisable for administering the Plan.

In certain circumstances, the Administrator may delegate to one or more officers of the Company the authority to grant awards, and to make any or all of the determinations reserved for the Administrator in the Plan with respect to such awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator).

The Plan and awards may be amended or terminated at any time by the Board of Directors, subject to the following: (a) shareholder approval is required of any Plan amendment if such approval is required by applicable law, rule or regulation; and (b) an amendment or termination of an award may not materially adversely affect the rights of an award participant without the participant's consent. Notwithstanding clause (a) of the preceding sentence, except for anti-dilution adjustments made under the Plan, the option price for any outstanding option or base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without shareholder approval of any such action.

The Administrator has the authority to make adjustments of awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations. The Administrator may cause any award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value made to the holder of such canceled award.

AWARDS

As noted above, the Plan authorizes the grant of incentive options, nonqualified options, SARs, restricted awards and performance awards. A summary of the material terms of each type of award is provided below.

OPTIONS.       The Plan authorizes the grant of both incentive
options and nonqualified options, both of which are exercisable for shares of Common Stock (although incentive options may only be granted to employees of the Company or a related corporation). The option price at which an option may be exercised will be determined by the Administrator at the time of grant and must be at least 100% of the fair market value per share of the Common Stock on the date of grant (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a related corporation). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent; in addition, where permitted by the Administrator and applicable laws, rules and regulations, payment may also be made: (a) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the participant at the time of exercise for a period of at least six months and otherwise acceptable to the Administrator; (b) by shares of Common Stock withheld upon exercise; (c) by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the option price; (d) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (e) by any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may be exercised will be determined by the Administrator at the time of option grant and, in the case of incentive options, the option term may not exceed 10 years (or five years with respect to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a related corporation). Options are also subject to certain restrictions on exercise if the participant terminates employment. The Administrator also has authority to establish other terms and conditions related to options.

STOCK APPRECIATION RIGHTS. Under the terms of the Plan, SARs may be granted to the holder of an option (a "related option") with respect to all or a portion of the shares of common stock subject to the related option (a "tandem SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of an SAR is entitled to receive from the Company, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the Common Stock on the date the SAR is granted. The consideration paid by the Company upon exercise of an SAR may be paid currently or on a deferred basis.

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a tandem SAR, the related option is deemed to be surrendered to the extent of the number of shares of Common Stock for which the tandem SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. Each award agreement will set forth the extent to which the holder of an SAR will have the right to exercise an SAR following termination of the holder's employment or service with the Company. SARs are subject to certain restrictions on exercise if the participant terminates employment.

RESTRICTED AWARDS.   Subject to the limitations of the Plan, the
Administrator may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted awards may be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of common stock, in accordance with the terms of the Plan and the discretion of the Administrator.


The Administrator has authority to determine the nature, length and starting date of the period during which the restricted award may be earned (the "restriction period") for each restricted award, and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to restricted awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Internal Revenue Code (the "Code") and related regulations, such performance factors shall be limited to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of restricted awards. If a participant's employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).

PERFORMANCE AWARDS. Subject to the limitations of the Plan, the Administrator may in its sole discretion grant performance awards to participants upon such terms and conditions and at such times as the Administrator shall determine. Performance awards confer upon a participant the right to receive shares of common stock or the cash value thereof (or a combination thereof) based on the attainment of certain performance or other objectives during specified award periods. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value (as determined in accordance with the Plan) of a share of common stock. An award of a performance unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

The Administrator has authority to determine the nature, length and starting date of the period during which a performance award may be earned (the "performance period"), and will determine the conditions which must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to performance awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator.

The Administrator has authority to determine whether and to what degree performance awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of performance awards. If a participant's employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).

CHANGE OF CONTROL

Upon a change of control (as defined in the Plan), and unless an individual award agreement provides otherwise, the Plan provides that: (a) all options and SARs outstanding as of the date of the change of control will become fully exercisable, whether or not then otherwise exercisable; and (b) any restrictions applicable to any restricted award and any performance award will be deemed to have been met, and awards will become fully vested, earned and payable to the fullest extent of the original award. However, the Plan authorizes the Administrator, in the event of a merger, share exchange, reorganization or other business combination affecting the Company or a related entity, to determine that any or all awards will not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring corporation takes such action (including but not limited to the assumption of Plan awards or the grant of substitute awards) which, in the opinion of the Administrator, is equitable or appropriate to protect the rights and interest of participants under the Plan.

TRANSFERABILITY

Incentive options are not transferable other than by will or the laws of intestate succession. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Restricted awards that have not vested and performance awards which have not been earned are not transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

INCENTIVE OPTIONS. Incentive options granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422 of the Code, the grant and exercise of an incentive stock option will generally not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been a Company employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant's alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

The Company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. The Company generally is entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

NONQUALIFIED OPTIONS. If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The Company generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant's basis in shares of Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

STOCK APPRECIATION RIGHTS. For federal income tax purposes, the grant of an SAR will not result in taxable income to a participant or a tax deduction to the Company. At the time of exercise of an SAR, a participant will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the participant is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income and the Company will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

RESTRICTED STOCK SUBJECT TO RESTRICTED AWARDS. Similar to SARs, awards for restricted stock will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. The Company will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

RESTRICTED UNITS. The federal income tax consequences of the award of restricted units will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the participant and a tax deduction to the Company. If the property transferred is subject to a substantial risk of forfeiture, as defined under Section 83 of the Code (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the substantial risk of forfeiture lapses. However, the participant may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to the Company occurs only when ordinary income in respect of an award is recognized by the participant (and then the deduction is subject to reasonable compensation and reporting requirements). Because such awards will be subject to such conditions as may be determined by the Administrator, the federal income tax consequences to the participant and to the Company will depend on the specific conditions of the award.

PERFORMANCE SHARE AWARDS, PERFORMANCE UNIT AWARDS AND DIVIDEND EQUIVALENTS. The grant of a performance share award, performance unit award or a dividend equivalent award does not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize income on account of the settlement of a performance share award, performance unit award or dividend equivalent award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock (determined as of the date that the shares are not subject to a substantial risk of forfeiture) that is received in settlement of the award. The Company is entitled to a federal income tax deduction upon the settlement of a performance share award, performance unit award or dividend equivalent award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(M) REQUIREMENTS

The Plan is structured to comply with the requirements imposed by
Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the Company's tax deduction for awards made under the Plan to covered employees. Section 162(m) of the Code generally denies an employer a deduction for compensation paid to covered employees (generally, the Named Executives) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

In order to qualify as performance-based compensation, the compensation paid under the Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

As proposed, the Plan limits the maximum amount of awards that may be granted to any employee. In particular, the Plan provides that (subject to capital adjustments), no participant may be granted awards in any 12-month period for more than 100,000 shares of the common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award). Further, with respect to performance-based restricted awards and performance awards payable to covered employees which are intended to be eligible for the compensation limitation exception available under Section 162(m) and related regulations, the Plan limits performance objectives to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator. See "Awards - Restricted Awards" and "Awards - Performance Awards," above.

The selection of individuals who will receive awards under the Plan, if it is approved by the shareholders, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in current or future fiscal years of the Company. The number of shares of Common Stock subject to options and restricted stock awards granted in Fiscal 2002 to certain named executives are set forth under the headings "Executive Compensation - Summary Compensation Table" and "Stock Options - Option Grants in Last Fiscal Year."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
PROPOSAL TO ADOPT THE 2003 STOCK INCENTIVE PLAN IN SUBSTANTIALLY
THE FORM ATTACHED HERETO AS APPENDIX B.


                           PROPOSAL 3

      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has reappointed GGK to audit the consolidated financial statements of the Company for Fiscal 2003. GGK has served as our independent auditors since Fiscal 2002. A representative from GGK is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of GGK is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent auditors for Fiscal 2003.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF GGK AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2003.

INDEPENDENT AUDITOR FEE INFORMATION

The following table shows the fees that the Company paid or accrued for the audit and other services provided by GGK for Fiscal 2002.

Type of Service               Amount of Fee for Fiscal 2002
---------------             ------------------------------

Audit Fees                           $67,000
Audit-Related Fees                      -
Tax Fees                                -
All Other Fees                          -
                                      ------
Total                                $67,000
                                      ======

AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

AUDIT-RELATED FEES. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

TAX FEES. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

ALL OTHER FEES. There were no other fees paid or accrued to GGK in Fiscal 2002.

GGK has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.


OTHER MATTERS

  The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


SHAREHOLDERS' PROPOSALS

  Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 525 Seventh Avenue, Suite 1703, New York, New York 10018 on or before May 31, 2004.

                        By Order of the Board of Directors

                        /s/Joseph E. O'Grady

                        Joseph E. O'Grady
                     Secretary

Dated:  September 2, 2003


                                                    APPENDIX A

                        JLM COUTURE, INC.

                    AUDIT COMMITTEE CHARTER



Purpose of Committee

  The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of JLM Couture, Inc. (the
"Company") is to:

       (a) assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks; and

       (b) prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement.


Committee Membership

    The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall each have been determined by the Board to be "independent", as applicable, under the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate" and shall endeavor to have at least one member who has "accounting or related financial management expertise," in each case as such qualifications are defined by, to the extent required by, the applicable SEC rules, that at least one member of the Committee is an "audit committee financial expert" as defined by the SEC (or if no member is an "audit committee financial expert", explaining the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than
(i) director's fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

    Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.


Committee Structure and Operations

    The Board shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

   The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.


Committee Duties and Responsibilities

  The following are the duties and responsibilities of the
Committee:

1. To meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee should meet separately with the independent auditors and the Company's management, periodically.

2. To decide whether to appoint, retain or terminate the Company's independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors' qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). In conducting such evaluations, the Committee shall:

       At least annually, obtain and review a report by the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company's proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

       Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

       Take into account the opinions of management.

    The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3. To obtain from management in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.

4. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses exist in internal controls, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5. To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise); and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

6. To discuss with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:

       The independent auditors' annual audit scope, risk assessment and plan.

       The form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

       Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

7. To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

8. To discuss with management periodically, normally on at least an annual basis, management's assessment of the Company's market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

9. To discuss with the Company's management and Company's lawyer, if it so desires, any significant legal, compliance or regulatory matters that may have a material impact on the Company's business, financial statements or compliance policies.

10. To obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

11. To produce the reports described under "Committee Reports" below.

12. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.


Committee Reports

     The Committee shall produce the following reports and provide them to the Board:

1. Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

2. An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.


Delegation to Subcommittee

    The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.


Resources and Authority of the Committee

  The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.



                                                     APPENDIX B



                   2003 STOCK INCENTIVE PLAN
                               OF
                       JLM COUTURE, INC.


1.       PURPOSE

The purpose of the 2003 Stock Incentive Plan of JLM Couture, Inc. (the "PLAN") is to encourage and enable selected employees, directors and independent contractors of JLM Couture, Inc. (JLM Couture, Inc., together with any successor corporation thereto, being referred to herein as the "CORPORATION") and its related entities to acquire or to increase their holdings of common stock of the Corporation (the "COMMON STOCK") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "AWARDS") to selected employees, independent contractors and directors, including the granting to selected participants of incentive stock options ("INCENTIVE OPTIONS") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), nonqualified stock options ("NONQUALIFIED OPTIONS"), stock appreciation rights ("SARS"), restricted awards in the form of restricted stock awards ("RESTRICTED STOCK AWARDS") and restricted stock units ("RESTRICTED STOCK UNITS"), and performance awards in the form of performance shares ("PERFORMANCE shares") and performance units ("PERFORMANCE UNITS"). Incentive options and nonqualified options shall be referred to herein collectively as "OPTIONS." Restricted stock awards and restricted stock units shall be referred to herein collectively as "RESTRICTED AWARDS." Performance shares and performance units shall be referred to herein collectively as "PERFORMANCE AWARDS."


2.     ADMINISTRATION OF THE PLAN

(a) The Plan shall be administered by the Board of Directors of the Corporation (the "BOARD" or the "BOARD OF Directors") or, upon its delegation, by the Audit and Compensation Committee of the Board of Directors (the "COMMITTEE"). Unless the Board determines otherwise, the Committee shall be comprised solely of two or more "NON-EMPLOYEE DIRECTORS," as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code and related regulations, the Plan shall be administered by a committee comprised of two or more "OUTSIDE DIRECTORS" (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term "ADMINISTRATOR" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

(b) In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of the Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award; (ii) to prescribe the form or forms of the agreements evidencing any awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, awards and award agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an award or an award agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation.

(c) Notwithstanding the other provisions of Section 2, the Administrator may delegate to one or more officers of the Corporation the authority to grant awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 2(b) herein with respect to such awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the participant, at the time of said grant or other determination,
(i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a "covered employee" as defined under Section 162(m) of the Code and related regulations. To the extent that the Administrator has delegated authority to grant awards pursuant to this Section 2(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable laws, rules and regulations.


3.       EFFECTIVE DATE

The effective date of the Plan shall be August 12, 2003 (the "EFFECTIVE DATE"). Awards may be granted under the Plan on and after the Effective Date, but no awards will be granted after August 11, 2013. Awards which are outstanding on August 11, 2013 (or such earlier termination date as may be established by the Board pursuant to Section 16(a) herein) shall continue in accordance with their terms, unless otherwise provided in the Plan or an award agreement.


4.       SHARES OF STOCK SUBJECT TO THE PLAN; AWARD LIMITATIONS

(a) Shares Available for Awards: Subject to adjustments as provided in this Section 4(c), the aggregate number of shares of Common Stock that may be issued pursuant to awards granted under the Plan shall not exceed the sum of (i) 500,000 shares, plus (ii) any shares of Common Stock (A) remaining available for issuance as of the Effective Date of the Plan under the Corporation's 1996 Stock Option Plan and any other stock incentive plans maintained by the Corporation (collectively, the "PRIOR PLANS"), and/or (B) subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of awards hereunder. Notwithstanding any provision herein to the contrary, the following limitations shall apply to awards granted under the Plan, in each case subject to adjustment pursuant to Section 4(c):

  (i) The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 500,000 shares; and

  (ii) No participant may be granted awards in any 12-month period for more than 100,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award).

(b) Shares not subject to limitations: The following will not be applied to the share limitations of Section 4(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards,
(ii) awards which by their terms are settled in cash, (iii) shares and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted as the result of a merger, consolidation, or acquisition of the employing company (or an affiliate) pursuant to which it is merged with the Corporation or becomes a related entity of the Corporation, (iv) any shares subject to an award under the Plan or Prior Plan which award is forfeited, cancelled, terminated, expires or lapses for any reason, and (v) any shares surrendered by a participant or withheld by the Corporation to pay the option price for an option or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the Plan, a participant pays such option price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(c) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related entity, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or a related entity affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of awards or as may be otherwise advisable.


5.       ELIGIBILITY

An award may be granted only to an individual who satisfies the following eligibility requirements on the date the award is granted:

(a) The individual is either (i) an employee of the Corporation or a related entity, (ii) a director of the Corporation or a related entity, or (iii) an independent contractor, consultant or advisor (collectively, "INDEPENDENT CONTRACTORS") providing services to the Corporation or a related entity. For this purpose, an individual shall be considered to be an "EMPLOYEE" only if there exists between the individual and the Corporation or a related entity the legal and bona fide relationship of employer and employee.

(b) With respect to the grant of incentive options, the individual does not own, immediately before the time that the incentive option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation. Notwithstanding the foregoing, an individual who owns more than 10% of the total combined voting power of the Corporation or a related corporation may be granted an incentive option if the option price is at least 110% of the fair market value of the Common Stock (as defined in Section 6(c)(ii) herein), and the option period (as defined in Section 6(d)(i) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or a related entity, the recipient is otherwise eligible to receive the award and the terms of the award are consistent with the Plan and applicable laws, rules and regulations (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

(d) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an award shall be granted (a "PARTICIPANT").


6.       OPTIONS

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both incentive options and nonqualified options may be granted under the Plan, as determined by the Administrator; provided, however, that incentive options may only be granted to employees of the Corporation or a related corporation. To the extent that an option is designated as an incentive option but does not qualify as such under Section 422 of the Code, the option (or portion thereof) shall be treated as a nonqualified option.

(b) Option Price: The price per share at which an option may be exercised (the "OPTION PRICE") shall be established by the Administrator and stated in the award agreement evidencing the grant of the option; provided, that (i) the option price of an option shall be no less than the fair market value per share of the Common Stock, as determined in accordance with Section 6(c)(ii) on the date the option is granted (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein); and (ii) in no event shall the option price per share of any option be less than the par value per share, if any, of the Common Stock.

(c) Date of Grant; Fair Market Value:

  (i) An incentive option shall be considered to be granted on the date that the Administrator acts to grant the option, or on any later date specified by the Administrator as the effective date of the option. A nonqualified option shall be considered to be granted on the date the Administrator acts to grant the option or any other date specified by the Administrator as the date of grant of the option.

  (ii) For the purposes of the Plan, the fair market value per share of the Common Stock shall be established in good faith by the Administrator and, except as may otherwise be determined by the Administrator, the fair market value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted or other determination is made (each, a "VALUATION DATE"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

  (iii) In no event shall there first become exercisable by an employee in any one calendar year incentive options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an incentive option is granted) greater than $100,000.

(d) Option Period and Limitations on the Right to Exercise Options:

  (i) The term of an option (the "OPTION PERIOD") shall be determined by the Administrator at the time the option is granted and shall be stated in the individual award agreement. With respect to incentive options, the option period shall not extend more than 10 years from the date on which the option is granted (or five years with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein). Any option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which, and conditions pursuant to which, an option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

  (ii) An option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an individual award agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002), payment may also be made:

        (A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the participant at the time of exercise for a period of at least six months and otherwise acceptable to the Administrator;

        (B)    By shares of Common Stock withheld upon
exercise;

       (C) By delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price;

        (D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

        (E)    By any combination of the foregoing methods.

Shares tendered or withheld in payment of the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of
Section 6(c)(ii).

  (iii) Unless the Administrator determines otherwise, no option granted to a participant who was an employee at the time of grant shall be exercised unless the participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

        (A) An option shall not be affected by any change in the terms, conditions or status of the participant's employment, provided that the participant continues to be an employee of the Corporation or a related entity.

        (B) The employment relationship of a participant shall be treated as continuing intact for any period that the participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a participant shall also be treated as continuing intact while the participant is not in active service because of disability. The Administrator shall have sole authority to determine whether a participant is disabled and, if applicable, the date of a participant's termination of employment or service for any reason (the "TERMINATION DATE").

        (C) Unless the Administrator determines otherwise, if the employment of a participant is terminated because of disability or death, the option may be exercised only to the extent exercisable on the participant's termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 12 months next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

        (D) Unless the Administrator determines otherwise, if the employment of the participant is terminated for any reason other than disability, death or for "cause," his option may be exercised to the extent exercisable on his termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the participant dies following such termination of employment and prior to the earlier of the dates specified in
(X) or (Y) of this subparagraph (D), the participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the participant's date of termination of employment as the termination date). In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

       (E) Unless the Administrator determines otherwise, if the employment of the participant is terminated for "CAUSE," his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. For purposes of the Plan, unless the Administrator determines otherwise, a participant's termination shall be for "cause" if such termination results from the participant's (X) termination for "cause" under the participant's employment, consulting or other agreement with the Corporation or a related entity, if any, or (Y) if the participant has not entered into any such employment, consulting or other agreement, then the participant's termination shall be for "cause" if termination results due to the participant's (i) dishonesty;
(ii) refusal to perform his duties for the Corporation; or (iii) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

      (F) Notwithstanding the foregoing, the Administrator may, in its discretion, accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

  (iv) Unless the Administrator determines otherwise, an option granted to a participant who was a non-employee director of the Corporation or a related entity at the time of grant may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 24 months next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(a)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

  (v) Unless the Administrator determines otherwise, an option granted to a participant who was an independent contractor of the Corporation or a related entity at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(d)(iii) herein) may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

  (vi) A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an option shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price (except as may otherwise be determined by the Corporation in the event of payment of the option price pursuant to Section 6(d)(ii)(C) herein).

  (vii) If shares of Common Stock acquired upon exercise of an incentive option are disposed of within two years following the date of grant or one year following the transfer of such shares to a participant upon exercise, the participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require. In addition the Corporation shall have the right to include a legend on certificates representing shares of Common Stock requiring the participants to furnish this information to the Corporation before being allowed to transfer shares of Common Stock represented by any such certificates.

(e) Nontransferability of Options: Incentive options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "SECURITIES Act"). Except as may be permitted by the preceding sentence, an option shall be exercisable during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.


7.      STOCK APPRECIATION RIGHTS

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an option (hereinafter called a "RELATED OPTION") with respect to all or a portion of the shares of Common Stock subject to the related option (a "TANDEM SAR") or may be granted separately to an eligible individual (a "FREESTANDING SAR"). Subject to the limitations of the Plan, upon the exercise of an SAR, a participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such SAR. The base price per share of an SAR shall be no less than the fair market value per share of the Common Stock (as determined in accordance with Section 6(c)(ii)) on the date the SAR is granted.

(b) Tandem SARs: A tandem SAR may be granted either concurrently with the grant of the related option or (if the related option is a nonqualified option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related option. Tandem SARs shall be exercisable only at the time and to the extent that the related option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the related option. For purposes of determining the number of shares of Common Stock that remain subject to such related option and for purposes of determining the number of shares of Common Stock in respect of which other awards may be granted, a related option shall be considered to have been surrendered upon the exercise of a tandem SAR to the extent of the number of shares of Common Stock with respect to which such tandem SAR is exercised. Upon the exercise or termination of a related option, the tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

(c) Freestanding SARs: An SAR may be granted without relationship to an option (as defined above, a "freestanding SAR") and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

  (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable award agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of tandem SARs, such shorter option period as may apply to the related option. Any SAR or portion thereof not exercised before expiration of the exercise period established by the Administrator shall terminate.

  (ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. The date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the participant of the exercise of such SAR.

  (iii) Each participant's award agreement shall set forth the extent to which the participant shall have the right to exercise an SAR following termination of the participant's employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the award agreement entered into with a participant, need not be uniform among all SARs issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the participant is, at the time of exercise, an eligible participant, as described in Section 5, and has been a participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(d)(iii), (iv) and (v) herein.

(e) Consideration: The consideration to be received upon the exercise of the SAR by the participant shall be paid in cash, shares of Common Stock (valued at fair market value on the date of exercise of such SAR in accordance with Section 6(c)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Administrator. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent, if any, as the Administrator may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an SAR and shall not have any rights as a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable award agreement, the participant will receive cash in lieu of fractional shares.

(f) Limitations: The applicable award agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Administrator. Unless otherwise provided in the applicable award agreement or the Plan, any such terms, conditions or limitations relating to a tandem SAR shall not restrict the exercisability of the related option.

(g) Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and SARs may be exercised during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.


8.      RESTRICTED AWARDS

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant restricted awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted awards shall be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a restricted award may be earned (the "RESTRICTION PERIOD"), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of such conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the performance objectives to be used in valuing restricted awards, which performance objectives may vary from participant to participant and between groups of participants and shall be based upon such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to restricted awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): sales goals, earnings per share, return on equity, return on assets and total return to shareholders. The Administrator shall have sole authority to determine whether and to what degree restricted awards have vested and been earned and are payable and to establish and interpret the terms and conditions of restricted awards and the provisions herein. The Administrator shall also determine the form and terms of payment of restricted awards. The Administrator, in its sole and absolute discretion, may accelerate the date that any restricted award granted to the participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other restricted awards granted to any participant.

(b) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a participant shall be terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Plan and the individual award agreement, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

(c) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a restricted award which has not yet vested or been earned. Unless the Administrator determines otherwise, a certificate or certificates for shares of Common Stock subject to a restricted award shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable after the shares subject to the award (or portion thereof) have vested and been earned. Notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a restricted award and to require the participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such award, until such time as the restricted award vests (or is forfeited).

(d) Nontransferability: Unless the Administrator determines otherwise, restricted awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a restricted award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the award until the restriction period has expired and until all conditions to vesting have been met.


9.      PERFORMANCE AWARDS

(a) Grant of Performance Awards: Subject to the terms of the Plan, performance awards may be granted to participants upon such terms and conditions and at such times as shall be determined by the Administrator. Such performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value (as determined in accordance with Section 6(c)(iii) herein) of a share of Common Stock. An award of a performance unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant. Subject to Section 4(a), above, the Administrator shall have complete discretion in determining the number of performance units and/or performance shares granted to any participant. The Administrator shall determine the nature, length and starting date of the period during which a performance award may be earned (the "PERFORMANCE PERIOD"), and shall determine the conditions which must be met in order for a performance award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. The Administrator shall determine the performance objectives to be used in valuing performance awards, which performance objectives may vary from participant to participant and between groups of participants and shall be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to performance awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): sales goals, earnings per share, return on equity, return on assets and total return to shareholders. The Administrator shall have sole authority to determine whether and to what degree performance awards have been earned and are payable and to interpret the terms and conditions of performance awards and the provisions herein. The Administrator also shall determine the form and terms of payment of performance awards. The Administrator, in its sole and absolute discretion, may accelerate the date that any performance award granted to a participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other awards granted to any participant.

(b) Form of Payment: Payment of the amount to which a participant shall be entitled upon earning a performance award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments upon such terms as may be established by the Administrator.

(c) Forfeiture of Performance Awards: Unless the Administrator determines otherwise, if the employment or service of a participant shall terminate for any reason and the participant has not earned all or part of a performance award pursuant to the terms of the Plan and individual award agreement, such award, to the extent not then earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights, or other rights as a shareholder with respect to shares, if any, which are subject to a performance award prior to the time the performance award has been earned. Unless the Administrator determines otherwise, a certificate or certificates for shares of Common Stock, if any, subject to a performance award shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable after the award has been earned. Notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a performance award and the right to require the participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such award, until such time as the award is earned (or forfeited).

(e) Nontransferability: Unless the Administrator determines otherwise, performance awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a performance award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the award until the performance period has expired and until the conditions to earning the award have been met.


10.     WITHHOLDING

The Corporation shall withhold all required local, state, federal, foreign and other taxes from any amount payable in cash with respect to an award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an award, by electing (the "ELECTION") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.


11.     DIVIDENDS AND DIVIDEND EQUIVALENTS

The Administrator may, in its sole discretion, provide that the awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.


12.     SECTION 16(B) COMPLIANCE

To the extent that any participants in the Plan are subject to
Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of the Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.


13.     CODE SECTION 162(M) PERFORMANCE-BASED COMPENSATION

To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to covered employees (as such term is defined in Section 162(m) and related regulations) will, to the extent practicable, constitute qualified "performance-based compensation" within the meaning of
Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, the provisions of the Plan shall be administered and interpreted in a manner consistent with Section 162(m) and related regulations to the extent practicable to do so.


14.     NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT OR SERVICE

Nothing in the Plan shall confer upon the participant any right to continue in the service of the Corporation or a related entity as an employee, director or independent contractor or to interfere in any way with the right of the Corporation or a related entity to terminate the participant's employment or service at any time. Except as otherwise provided in the Plan or an award agreement, awards granted under the Plan to employees of the Corporation or a related entity shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related entity.


15.     UNFUNDED PLAN; RETIREMENT PLANS

(a) Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related entity, including, without limitation, any specific funds, assets or other property which the Corporation or any related entity, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related entity. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

(b) The amount of any compensation deemed to be received by a participant pursuant to an award shall not constitute compensation with respect to which any other employee benefits of such participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(c) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any related entity, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any related entity.


16.     AMENDMENT AND TERMINATION OF THE PLAN

(a) General: The Plan and any award granted under the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation; and (ii) amendment or termination of an award shall not, without the consent of a recipient of an award, materially adversely affect the rights of the recipient with respect to an outstanding award. Notwithstanding clause (i) of the preceding sentence, except for adjustments made pursuant to Section 4(c), the option price for any outstanding option or base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without shareholder approval of any such action.

(b) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events: The Administrator shall have authority to make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Corporation or any related entity, or the financial statements of the Corporation or any related entity, or of changes in applicable laws, regulations or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

(c) Cash Settlement: Notwithstanding any provision of the Plan, an award or an award agreement to the contrary, the Administrator may cause any award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator, made to the holder of such canceled award.


17.     RESTRICTIONS ON AWARDS AND SHARES

The Corporation may impose such restrictions on awards and shares representing awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.


18.     CHANGE OF CONTROL

(a) Notwithstanding any other provision of the Plan to the contrary, and unless an individual award agreement provides otherwise, in the event of a change of control (as defined in Section 18(c) herein):

  (i) All options and SARs outstanding as of the date of such change of control shall become fully exercisable, whether or not then otherwise exercisable.

  (ii) Any restrictions including but not limited to the restriction period, performance period and/or performance criteria applicable to any restricted award and any performance award shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

(b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related entity, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 18(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related entity.

(c) For the purposes herein, a "CHANGE OF CONTROL" shall be deemed to have occurred on the earliest of the following dates:

  (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation;

  (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or
(B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

  (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

(For purposes herein, the term "PERSON" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "BENEFICIAL OWNER" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)


19.     APPLICABLE LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state.


20.     SHAREHOLDER APPROVAL

The Plan is subject to approval by the shareholders of the Corporation. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.


21.     DEFERRALS

The Administrator may permit or require a participant to defer receipt of the delivery of shares of Common Stock or other benefit that would otherwise be due pursuant to the exercise, vesting or earning of an award. If any such deferral is required or permitted, the Administrator shall, in its discretion, establish rules and procedures for such deferrals.


22.     BENEFICIARY DESIGNATION

The Administrator may permit a participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of awards (if any) to which the participant is otherwise entitled in the event of death. In the absence of such designation by a participant, and in the event of the participant's death, the estate of the participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.


23.     GENDER AND NUMBER

Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.


24.     SUCCESSORS AND ASSIGNS

The Plan shall be binding upon the Corporation, its successors and assigns, and participants, their executors, administrators and permitted transferees and beneficiaries.


25.     SEVERABILITY

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


26.     CERTAIN DEFINITIONS

In addition to other terms defined in the Plan, the following terms shall have the meaning indicated:

  (a) "AWARD AGREEMENT" means any written agreement or agreements between the Corporation and the recipient of an award pursuant to the Plan relating to the terms, conditions and restrictions of an award conferred herein. Such award agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares subject to an award, as may be established by the Administrator.

  (b) "COVERED EMPLOYEE" shall have the meaning given the term in Section 162(m) of the Code and the regulations thereunder.

  (c) "DISABILITY" shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

  (d) "DISPLACEMENT" shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "displacement" shall mean the termination of the participant's employment or service due to the elimination of the participant's job or position without fault on the part of the participant.

  (e) "PARENT" or "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

  (f) "PREDECESSOR" or "PREDECESSOR CORPORATION" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

  (g) "RELATED CORPORATION" means any parent, subsidiary or predecessor of the Corporation, and "related entity" means any related corporation or any other business entity which is an affiliate controlled by the Corporation; provided, however, that the term "related entity" shall be construed in a manner in accordance with the registration provisions under applicable federal securities laws.

  (h) "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to restricted awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan and the applicable award agreement.

  (i) "RETIREMENT" shall have the meaning ascribed in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Corporation.

  (j) "SUBSIDIARY" or "SUBSIDIARY CORPORATION" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.


                                              APPENDIX C


                       JLM COUTURE, INC.

                             PROXY



  Proxy for 2003 Annual Meeting of Shareholders.

  The undersigned hereby appoints Joseph L. Murphy and Joseph
E. O'Grady proxies of the undersigned, with full power of substitution, to vote shares of Common Stock of the Company which the undersigned would be entitled to vote if present at the 2003 Annual Meeting of Shareholders of the Company to be held on October 28, 2003 at 10:00 A.M. at the Company's offices located at 525 Seventh Avenue, Suite 1703, New York, NY 10018 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting as follows:

  The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2002 Annual Report.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2 and 3.


A.     ELECTION OF CLASS II DIRECTORS:

 1.    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR all Class II Director
       nominees
                                  For     Withhold
                                  ---     --------
       01-Daniel M. Sullivan      [ ]       [ ]

       02-Keith Cannon            [ ]       [ ]


B.     ISSUES

 2.    APPROVAL OF THE ADOPTION OF THE 2003 STOCK INCENTIVE PLAN.

       [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

 3.    RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER
       LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMPANY'S FISCAL YEAR ENDING OCTOBER 31, 2003.

     [    ] FOR             [    ] AGAINST        [    ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournment thereof.


DATED:                      , 2003
       ---------------------



-------------------------------------
(Signature)


-------------------------------------
(Signature, if held jointly)

Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.

  Requests for copies of proxy statements, the Company's Annual Report for Fiscal 2002, or the Company's Annual Report for Fiscal 2002 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 525 Seventh Avenue, Suite 1703, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.